UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): September 5, 2008

Riptide Worldwide, Inc.

(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-130011	20-8514961
(Commission File Number)	(IRS Employer Identification No.)

200 East Palm Valley Drive, 2nd Floor, Oviedo, FL 32765

(Address of principal executive offices) (Zip Code)

(321)-296-7724

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

a)             On September 5, 2008, Alok Mohan resigned from the Board of Directors of Riptide Worldwide, Inc. (the “Company”) and as a member of the Audit Committee of the Board effective immediately. Mr. Mohan indicated that he has no disagreement with the company on any matter.  The Company intends to seek a replacement to fill this vacancy on the Board.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not Applicable

(b) Pro Forma Financial Information.

Not Applicable

(c) Shell Company Transactions.

Not Applicable

(d) Exhibits.

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2008	RIPTIDE WORLDWIDE, INC.

	By:	/s/ FRANCIS E. WILDE
Francis E. Wilde
Chairman and CEO